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                                                                    Exhibit 10.1

                          WESTERN GAS RESOURCES, INC.
                       1999 STOCK OPTION PLAN AGREEMENT
                         (Five Year Vesting Schedule)


     THIS AGREEMENT, made effective the ____ day of __________, 1999, by and between Western Gas Resources, Inc. (hereinafter called the "Company"), a Delaware corporation, and ________________________, an employee of the Company (hereinafter called the "Optionee").

                               R E C I T A L S:


I. The Optionee is eligible as an employee of the Company to participate in the Western Gas Resources, Inc. 1999 Stock Option Plan (the "Plan").

     A. The Board of Directors of the Company considers it desirable and in the Company's best interests that the Optionee be given an opportunity to purchase shares of its Common Stock in furtherance of the Plan to provide incentive for the Optionee to remain in the employ of the Company and to promote the success of the Company.

     NOW, THEREFORE, in consideration of the premises, it is agreed as follows:

     1.   Grant of Option.  The Company hereby grants to the Optionee the right,
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privilege and option to purchase _______ shares of the Common Stock of the
Company, at a purchase price of ____ Dollars and __ cents ($_____) per share in the manner and subject to the conditions hereafter provided. Said purchase price is not less than the fair market value of the shares of Common Stock of the Company at the time this option was granted.

     2.   Period of Exercise of Option.  This Option may be exercised in whole
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or in part, or in installments, from time to time, with respect to the shares covered hereby, in the amounts and at the times specified below. The Option or any portion thereof, once it becomes exercisable as specified below, shall remain exercisable until it shall expire in accordance with the provisions of this Agreement.

     (a) Notwithstanding anything to the contrary, no Option or portion thereof granted under this Agreement may be exercised after the earlier of (i) five years after the date the Optionee has the right to exercise such Option or portion thereof, in accordance with paragraph 2(b), below; or (ii) ten years after the date the Option is granted.

     (b) Options granted under this Agreement may be exercised following the date each such Option or portion thereof becomes vested, pursuant to the following vesting schedule:

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              (1)    Commencing one year from the date of the grant, the
Optionee shall have the right to exercise twenty percent (20%) of the Option and to purchase twenty percent (20%) of the Common Stock subject to the Option.

              (2) Commencing two years from the date of the grant, the Optionee shall have the right to exercise an additional twenty percent (20%) of the Option and to purchase an additional twenty percent (20%) of the Common Stock subject to the Option.

              (3) Commencing three years from the date of the grant, the Optionee shall have the right to exercise an additional twenty percent (20%) of the Option and to purchase an additional twenty percent (20%) of the Common Stock subject to the Option.

              (4) Commencing four years from the date of the grant, the Optionee shall have the right to exercise an additional twenty percent (20%) of the Option and to purchase an additional twenty percent (20%) of the Common Stock subject to the Option.

              (5) Commencing five years from the date of the grant, the Optionee shall have the right to exercise an additional twenty percent (20%) of the Option and to purchase an additional twenty percent (20%) of the Common Stock subject to the Option.

The Optionee's right to purchase Shares subject to the Option shall be cumulative, so that five (5) years from the date of the grant, the Optionee shall be entitled to exercise one hundred percent (100%) of the Option, and to purchase all of the Common Stock subject to the Option, subject to all of the provisions of this Agreement.

     (c) Except as provided in Sections 2(d) and 2(e), an Optionee may exercise an Option only if, at the time such Option is exercised, such Optionee is an employee of, and has continuously since the grant of the Option, been an employee of the Corporation.

     (d)  If an Optionee's employment is terminated for any reason other than
(i) his or her death or disability; or (ii) his or her discharge for dishonesty or commission of a crime, the Optionee may, within sixty (60) days thereafter, and subject to provisions of Sections 2(a), (b) and (c), exercise the Option to the extent that the Option was exercisable as of the date of termination of his or her employment. All unexercised Options, or portions thereof, shall terminate, be forfeited, and shall lapse upon expiration of said sixty (60) day period, or immediately if the employment of the Optionee is terminated by the Corporation for any of the reasons set forth in (ii), above.

     (e) If an Optionee dies or becomes disabled while he is an employee of the Corporation, or ceases to be employed as a result of disability, all of the Options granted to such employee shall become one hundred percent (100%) exercisable, without regard to the provisions of Section 2(b), above. In such event, the Options may be exercised by the disabled employee, or the person or persons to whom his or her rights under the Option shall pass by will, or by the applicable laws of descent and distribution; provided, however, that no such Option may be exercised after 180 days from such employee's date of death, or termination of employment as a

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result of disability, whichever is applicable. Upon expiration of said period, all unexercised Options, or portions thereof, shall terminate, be forfeited, and shall lapse.

     3.   Method of Exercise.
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     (a)  To exercise an Option, the Optionee, or his or her successors, shall give written notice to the Corporation's Treasurer at the Corporation's principal office accompanied by full payment of the Common Stock being purchased and a written statement that the shares are purchased for investment and not with a view to distribution. However, this statement shall not be required in the event the Common Stock subject to the Option is registered with the Securities and Exchange Commission. If the Option is exercised by the successor of the Optionee, following his or her death, proof shall be submitted, satisfactory to the Board, of the right of the successor to exercise the Option.

     (b) Common Stock issued pursuant to this Plan which has not been registered with the Securities and Exchange Commission shall bear the following legend:

     "The securities represented by this Stock Certificate have not been registered under the Securities act of 1933 (the "Act") or applicable state securities laws (the "State Acts"), and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder, except upon the issuance to the Corporation of a favorable opinion of its counsel and submission to the Corporation of such other evidence as may be satisfactory to the Corporation to the effect that any such transfer shall not be in violation of the Act and the State Acts."

     (c) The Corporation shall not be required to transfer and deliver any stock certificate or certificates for shares purchased upon exercise of said Options until after compliance with all then applicable requirements of law. In no event shall the Corporation be required to issue fractional shares to the Optionee.

     (d) If the Corporation shall be advised by counsel that shares of stock deliverable upon exercise of an Option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for the issuance of same, the Corporation may effect registration or obtain consent, and delivery of shares by the Corporation may be deferred until registration is effected or consent obtained.

     4.   Treatment as Incentive Stock Options.  It is intended that the Options
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granted hereunder constitute "incentive stock options" within the meaning of
(S)422 of the Internal Revenue Code of 1986, as amended, provided, however, that to the extent that the aggregate fair market value of the stock with respect to which Options are exercisable for the first time by Optionee during any calendar year under all of the Company's plans exceeds $100,000, such Options shall be treated as options which are not incentive stock options.

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     5.   Limitation Upon Transfer.  Except as otherwise provided herein, the
          ------------------------
option and all rights granted hereunder shall not be transferred by the Optionee, and may not be assigned, pledged, or hypothecated in any way and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer the option, or to assign, pledge, hypothecate or otherwise dispose of such Option or of any rights granted hereunder, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option or such rights, such option and such rights shall immediately become null and void.

     6.   Adjustments of and Change In Stock.  No adjustment shall be made to
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the number of shares of Common Stock for which Options are granted by the Plan or the exercise price thereof as a result of any change in the number of issued and outstanding shares of Common Stock; except that the number of shares of Common Stock covered by outstanding Options, as well as the exercise price, shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split, the payment of a stock dividend with respect to the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. In addition, in the event of a dissolution or liquidation of the Corporation, a merger of the Corporation, sale of all or substantially all of the assets of the Corporation, the Corporation shall take such action as may be necessary to enable the Optionee to receive, in lieu of shares of Common Stock, securities or other assets that were issued or payable upon such event in receipt of or in exchange for such shares of Common Stock.

     7.   Rights of Stockholder.  Neither the Optionee, his or her legal
          ---------------------
representative, nor other persons entitled to exercise the option shall be or have any rights of a stockholder in the Company in respect of the shares issuable upon exercise of the option granted hereunder, unless and until certificates representing such shares shall have been delivered pursuant to the terms hereof.

     8.   Rights of Employees.  Nothing contained in this Agreement shall confer
          -------------------
upon Optionee any right to continued employment by the Company or limit, in any way, the right of the Company or any subsidiary or parent of the Company to terminate an Optionee's employment at any time.

     9.   Stock Reserved.  The Company shall at all times during the term of
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this Agreement reserve and keep available such number of shares of its Common
Stock as will be sufficient to satisfy the terms of this Agreement.

     10.  Binding Effect.  This Agreement shall be binding upon and inure to the
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benefit of any successor or successors of the Company.

     11.  Incorporation of Plan by Reference.  The Option is granted pursuant to
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the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall, in all respects, be interpreted in accordance with the Plan. The Company shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and

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binding on the parties hereto and any other person claiming an interest hereunder, with respect to an issue arising hereunder or thereunder.

     12.  Governing Law.  The validity, construction, interpretation, and effect
          -------------
of this document shall be exclusively governed by and determined in accordance with the laws of the State of Colorado, except to the extent preempted by federal law which shall to the extent govern.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.


ATTEST:



____________________________________       ____________________________________
Secretary                                  President



WITNESS:

____________________________________       ____________________________________
                                           Optionee

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                                  EXHIBIT (i)

Western Gas Resources, Inc.
12200 North Pecos,
Denver, Colorado 80234-3439

Ladies and Gentlemen:

     This will confirm my understanding with respect to the shares to be issued (or reissued) to me by reason of my exercise this date of certain stock option rights granted to me by Western Gas Resources, Inc. for the purchase of ______ shares of Common Stock (the "Shares") as follows:

     a. I am acquiring the Shares for my own account for investment with no present intention of dividing my interest with others or of reselling or otherwise disposing of any of the Shares.

     b. The Shares are being issued without registration under the Securities Act of 1933 (the "Act") in reliance upon the private offering exemption contained in Section 4(2) of the Act, and such reliance is based, in part, on the above representation.

     c. The certificate for the shares of stock to be issued will bear the following legend:

     "The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts") and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Corporation of a favorable opinion of its counsel or submission to the Corporation of such other evidence as may be satisfactory to counsel for the Corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts."

Appropriate stop-transfer instructions will be issued by the Company to its transfer agent.

     d. Since the shares have not been registered under the Act, they must be held indefinitely until an exemption from the registration requirements of the Act is available or they are subsequently registered, in which event the representation in Paragraph (a) hereof shall terminate.

     e. These understandings shall not preclude a sale in compliance with Rule 144 under the Act, as such rule may be amended and in effect at the time. Sales of the shares made in reliance upon Rule 144 may only be made if the Rule is then available and then only in limited amounts in accordance with the terms and conditions of the Rule as in effect at the time of said sales. I agree to furnish you, prior to such sale, an executed copy of the related Form 144, written

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confirmation of compliance with the Rule by myself and the broker executing the sale, an opinion of counsel satisfactory to you that the sale does not require registration under the Act, and such other evidence as you shall request of compliance under the Rule.

     f. Western Gas Resources, Inc. is not obligated to comply with the registration requirements of the Act or with the requirements for an exemption under Regulation A under the Act for my benefit.


Date:
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